UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

PARKS! AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

FOCUSED COMPOUNDING FUND, LP
ANDREW KUHN
GEOFF GANNON
JAMES FORD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Focused Compounding Fund, LP’s proxy solicitor, InvestorCom, today mailed a letter dated February16, 2024 to the Shareholders of Parks! America, Inc. The letter includes the Supplement to Proxy Statement that Focused Compounding Fund, LP filed on February 16, 2024. The letter and the attached Supplement to Proxy Statement are reproduced below:

February 16, 2024

Fellow Shareholders:

As you know, the Special Meeting of Shareholders of Parks! America, Inc. (“Parks!” or the “Company”) to be held on February 26, 2024 is fast approaching. At this meeting, shareholders have the opportunity to make their voices heard, remove the current board and elect a new slate of directors who will work to optimize the value of our investment, among other things. As Parks!’ largest shareholder, our interest is the same as yours; namely, to maximize the value of all of our investment in Parks! We believe to do that we must change the direction of the Company and make sure that actions taken are in the best interests of all shareholders, not to protect management and entrench the board.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Along with this letter we are sending a supplement to our Proxy Statement. The supplement makes 2 key corrections—(1) it states that the record date for those shareholders who can vote at the meeting is February 8, 2024, and (2) it provides a different link to attend the meeting, with a pre-Registration deadline of NOON Eastern Time on February 23, 2024.

You might wonder why these changes are being made, or how could we have got it wrong. No surprise, it is because Parks! is making these changes late in the day. We don’t know why for sure, but we believe it is likely to try to cause confusion and make it harder for you to vote, which would protect the entrenched directors’ positions.

A few key dates:

•	December 22, 2023: we submitted our notice to Parks! requesting a Special Meeting;

•	January 2, 2024, Parks! released a Notice of Special Meeting to all Shareholders providing the date of our requested special meeting, but specifically does not state record date or provide virtual link to attend meeting;

•	January 26, 2024, Focus Compounding filed its definitive proxy statement with the SEC and mailed it to shareholders. Since Parks! had not set a record date or provided a meeting link in the over 30 days since we provided notice, we set the last business day prior to Parks! initial shareholder notice, and provide for a meeting link, both pursuant to Parks! Bylaws and Nevada law.

•	February 1, 2024, Parks! filed a preliminary proxy statement, but specifically did not state a record date or provide a virtual meeting link;

•	February 12, 2024, Parks! filed definitive proxy statement, which finally states a February 8, 2024 record date and provides a link to attend meeting, with a February 23, 2024 NOON Eastern time “preregistration deadline.”

To us, it sure seems like management and the Board are doing everything possible to make it harder for shareholders to vote and make their voices heard and counted as votes. We deserve a Board that will listen to shareholders and try to do what is right, not try to make it harder for shareholders to vote, especially given that this will be the first opportunity for shareholders to vote in nearly 14 years. We can go on and on about recent actions Parks! has taken that have shown blatant disrespect to shareholders. Take their most recent earnings call, for example.

On January 16, 2024, Parks! told investors that: “we will follow-up all quarterly financial results press releases with a conference call to update investors on the operating results and our insights on the direction of the Company going forward. Keeping investors informed and addressing questions from shareholders will be a point of emphasis as we move the Company forward.”

As you can imagine, we were surprised (but not really surprised) when, during their first quarterly conference call on February 13th, they, in fact, did not take any questions from shareholders. This seems like a missed layup opportunity to show that they are serious about change. Why are they so worried to hear from the owners of the company they manage?

Parks! talks a big game about improving corporate governance, but their actions tell you everything you need to know. It’s the same old Parks!

For shareholders who haven’t had a chance to listen to our 1-hour 36-minute podcast detailing the fundamental change in how we will manage your company if voted in, you can watch or listen to it at www.PRKAproxyfight.com on our homepage.

You do not need to attend the meeting to vote. If you have not yet voted, please do so immediately. Even if you previously submitted the Company’s white proxy card, you may override that by completing and submitting the enclosed BLUE proxy card. We urge you to carefully consider the information contained in the Proxy Statement we have provided and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.

Sincerely,

/s/Andrew Kuhn

Focused Compounding

Pre-Registration and Meeting Links

Link to pre-register to attend the Special Meeting—PLEASE NOTE THE Required Pre-Registration Deadline- February 23, 2024 at 12:00 p.m. Eastern Time: https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

Link where the Special Meeting Will be Hosted for Shareholders Who pre-Registered by the Deadline: https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote “FOR” the election of each of the three Focused Nominees and in accordance with the Focused Compounding Group’s recommendations on the other proposals on the agenda for the Special Meeting.

   If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Focused Compounding Group, c/o InvestorCom in the enclosed postage-paid envelope today.

   If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE proxy card, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

   If some of your shares of Common Stock are in your own name and others are in your brokerage account or bank, you should follow instructions for both types of holdings in order to vote all of your shares.

   Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the Focused Compounding Group’s proxy materials, please contact InvestorCom at the phone numbers or email address listed below.

InvestorCom
19 Old Kings Highway S.
Suite 130
Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090
Banks and brokers call: (203) 972-9300

E-mail: Proxy@investor-com.com

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PARKS! AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

FOCUSED COMPOUNDING FUND, LP
ANDREW KUHN
GEOFFREY GANNON
JAMES FORD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FOCUSED COMPOUNDING FUND, LP

Supplement to Proxy Statement for the Special Meeting of Shareholders to be held February 26, 2024

This proxy statement supplement (this “Proxy Supplement”) updates and amends the definitive proxy statement of Focused Compounding Fund, LP, a Delaware limited partnership (together with its affiliates, including Andrew Kuhn, Geoff Gannon and James Ford, the “Focused Compounding Group”) filed with the U.S. Securities and Exchange Commission (“SEC”) on January 26, 2024 (the “Focused Proxy Statement”) regarding the special meeting of shareholders of Parks! America, Inc. to be held on February 26, 2024 at 11:00 a.m. Eastern Time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “Special Meeting”). Capitalized terms used but not defined in this Proxy Supplement shall have the meaning ascribed to them in the Focused Proxy Statement.

This Proxy Supplement contains important supplemental information to and should be read in conjunction with the Focused Proxy Statement. To the extent that information in this Proxy Supplement differs from, conflicts with, or updates information contained in the Focused Proxy Statement, the information in this Proxy Supplement is more current and thus shall prevail as of the date hereof.

The Focused Compounding Group provides this filing to update the information contained in the Focused Proxy Statement relating to two points: (i) the record date, and (ii) the website links for pre-registration and attending the virtual Special Meeting.

THE RECORD DATE FOR THE SPECIAL MEETING IS FEBRUARY 8, 2024

Parks! America, Inc. (“Parks!”) filed a definitive proxy statement with the SEC on February 12, 2024 (the “Parks! Proxy Statement”) that fixed the record date for the Special Meeting at February 8, 2025 (the “Record Date”), which is a different date than the one specified in the Focused Proxy Statement. As a result, shareholders who held Company stock on or before the February 8, 2024 Record Date will be permitted to pre-register for and participate in the Special Meeting. If you receive a BLUE proxy card you should vote it, however, we will only be able to count your votes if you held shares on February 8, 2024.

THE SPECIAL MEETING WILL BE HOSTED VIRTUALLY USING LINKS PROVIDED BY PARKS! AMERICA, INC.

The Parks! Proxy Statement provided two separate links relating to the Special Meeting. Both links are provided below. The first link below allows shareholders to pre-register, which is required to attend the Special Meeting. The second link below is where the Special Meeting will be hosted starting at 11:00 a.m. Eastern Time on Monday, February 26, 2024.

Note that the below links replace the meeting link provided in the Focused Proxy Statement, which did not require the pre-registration that Parks! now requires. Because of this, the meeting link in the Focused Proxy Statement should be disregarded, and the two (2) below links should instead be used for (A) pre-registration and (B) attendance at the Special Meeting.

Pre-Registration Link:

The Parks! Proxy Statement requires that participation in the Special Meeting requires pre-registration BY NOON EASTERN TIME ON FEBRUARY 23, 2024. Shareholders who do not pre-register before then cannot participate in the Special Meeting. Please pre-register before the deadline in order to participate in the Special Meeting.

Link to pre-register to attend the Special Meeting—PLEASE NOTE THE Required Pre-Registration Deadline: February 23, 2024 at 12:00 p.m. Eastern Time: https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

Meeting Link:

Parks! will host the Special Meeting via Zoom at the below link for pre-registered shareholders.

Link where the Special Meeting Will be Hosted for Shareholders Who pre-Registered by the Deadline:  https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

You do not need to attend the meeting to vote. Please return your BLUE proxy card today.

Please note that Focused Compounding’s proxy fight website contained in the Focused Proxy Statement is active and may be accessed at www.PRKAproxyfight.com.

II-2

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote “FOR” the election of each of the three Focused Nominees and in accordance with the Focused Compounding Group’s recommendations on the other proposals on the agenda for the Special Meeting.

If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the Focused Compounding Group, c/o InvestorCom in the enclosed postage-paid envelope today.

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE proxy card, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

If some of your shares of Common Stock are in your own name and others are in your brokerage account or bank, you should follow instructions for both types of holdings in order to vote all of your shares.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the Focused Compounding Group’s proxy materials, please contact InvestorCom at the phone numbers or email address listed below.

InvestorCom
19 Old Kings Highway S.
Suite 130
Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090
Banks and brokers call: (203) 972-9300

E-mail: Proxy@investor-com.com

II-3

Additional Information

Focused Compounding Group, LP, Focused Compounding Capital Management, LLC, Andrew Kuhn, Geoffrey Gannon and James Ford (collectively, the “Focused Compounding Group”) have filed a contested definitive Proxy Statement (the “Proxy Statement”) together with a proxy card with the SEC in connection with the proxy solicitation the Focused Compounding Group initiated  regarding the Special meeting of Shareholders of Parks! America, Inc. (“Parks!”) scheduled for February 26, 2024 (the “Proxy Solicitation”). Parks! has also scheduled an Annual Meeting of Shareholders for June 6, 2024.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE PROXY STATEMENT TO BE FILED IN CONNECTION WITH THE ANNUAL MEETING WHEN AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT THE FOCUSED COMPOUNDING GROUP FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders may obtain, free of charge, copies of the Proxy Statement, and any amendments or supplements thereto and other documents (including the proxy card) at the SEC’s website (http://www.sec.gov).

Certain Information Regarding Participants

The respective members of the Focused Compounding Group may be deemed to be participants in the solicitation of proxy cards from shareholders in connection with the Proxy Statement. Additional information regarding the identity of these participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and certain other materials filed with the SEC in connection with the Proxy Solicitation.